SecureDesigns® Variable Annuity AdvisorDesigns® Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated August 1, 2007,
To Current Prospectus Dated May 1, 2007

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the table "Objectives for Underlying Funds" to 6th Avenue Investment Management Company, LLC, are hereby deleted and replaced with Security Investors, LLC.

Effective August 1, 2007, Security Global Investors, LLC, was appointed as a sub-advisor for approximately one-half of the assets of the SBL Fund, Series D (Global).

The table "Objectives for Underlying Funds" is revised by deleting the Security Global Fund row, and replacing it with the following row, effective August 1, 2007:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
SBL Fund Series D (SBL Global)	Long-term growth of capital	Security Investors, LLC
One Security Benefit Place
Topeka, KS 66636-0001
(Investment Adviser)

Security Global Investors, LLC
Two Embarcadero Center, Suite 2350
San Francisco, CA 94111
(Sub-Adviser)

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281
(Sub-Adviser)

Please Retain This Supplement For Future Reference